                                                                Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Competitive Companies, Inc. (the
"Company") on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Judy Kline, as Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                         By /s/  Judy Kline
                                         Judy Kline
                                         Chief Executive and Chief Financial Officer

Date:  4/29/2005